

DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Third Quarter 2014 Earnings Call

November 6, 2014

Safe Harbor

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill's continued growth, and Dot Hill's projected financial results for the fourth quarter of 2014 and full year 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the fourth quarter of 2014 and full year 2014 may be different from the financial guidance provided in the presentation; the risks associated with macroeconomic factors that are outside of Dot Hill's control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill's OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill's new products may not prove to be popular; the risk that one or more of Dot Hill's suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets' sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill's most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

About Non-GAAP Financial Measures

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

About Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

Q3'14 Non-GAAP Segment Financial Results

	Q3'14	Q3'13	Q2'14	YoY Change	QoQ Change
Revenue ($K)					
Total Server OEM	31,493	35,412	27,666	-11.1%	13.8%
Total Vertical Markets	20,478	17,477	20,759	17.2%	-1.4%
Total Revenue	**51,971**	**52,889**	**48,425**	**-1.7%**	**7.3%**
Gross Profit ($K)					
Total Server OEM	7,987	9,398	7,164	-15.0%	11.5%
Total Vertical Markets	8,873	7,935	9,276	11.8%	-4.3%
Total Gross Profit	**16,860**	**17,333**	**16,440**	**-2.7%**	**2.6%**
Gross Margin (%)					
Total Server OEM	25.4%	26.5%	25.9%	-110 bps	-50 bps
Total Vertical Markets	43.3%	45.4%	44.7%	-210 bps	-140 bps
Total Gross Margin %	**32.4%**	**32.8%**	**33.9%**	**-40 bps**	**-150 bps**
Sales and Marketing ($K)					
Total Server OEM	498	478	520	4.2%	-4.2%
Total Vertical Markets	2,542	2,346	2,433	8.4%	4.5%
Corporate	380	619	791	-38.6%	-52.0%
Total Sales and Marketing	**3,420**	**3,443**	**3,744**	**-0.7%**	**-8.7%**

Q3'14 Non-GAAP Segment Financial Results

	Q3'14	Q3'13	Q2'14	YoY Change	QoQ Change
Contribution Margin ($K)					
Total Server OEM	7,489	8,920	6,644	-16.0%	12.7%
Total Vertical Markets	6,331	5,589	6,843	13.3%	-7.5%
Corporate	(380)	(619)	(791)	-38.6%	-52.0%
Total Contribution Margin	**13,440**	**13,890**	**12,696**	**-3.2%**	**5.9%**
Contribution Margin %:					
Total Server OEM	23.8%	25.2%	24.0%	-140 bps	-20 bps
Total Vertical Markets	30.9%	32.0%	33.0%	-110 bps	-210 bps
Total Contribution Margin %	**25.9%**	**26.3%**	**26.2%**	**-40 bps**	**-30 bps**
CORPORATE EXPENSES ($K)					
Research and Development	9,164	8,591	8,993	6.7%	1.9%
General and Administrative	2,495	2,425	2,366	2.9%	5.5%
Total Corporate Expenses	**11,659**	**11,016**	**11,359**	**5.8%**	**2.6%**
Operating Income (Loss) ($K)					
Total Server OEM	7,489	8,920	6,644	-16.0%	12.7%
Total Vertical Markets	6,331	5,589	6,843	13.3%	-7.5%
Corporate	(12,039)	(11,635)	(12,150)	3.5%	-0.9%
Total Operating Income	**1,781**	**2,874**	**1,337**	**-38.0%**	**33.2%**

Trailing 12 Mos. Non-GAAP Revenue ($K)

	Q4 2013 – Q3 2014	Q4 2012 – Q3 2013	Period Over Period Change
Server OEM Non-GAAP Net Revenue	$ 126,497	$ 130,645	-3.2%
Vertical Markets Non-GAAP Net Revenue	$ 82,500	$ 64,518	27.9%
Non-GAAP Net Revenue	$ 208,997	$ 195,163	7.1%


DRIVING GROWTH
NASDAQ: HILL

dot HILL®

30 YEARS

Appendix: Reconciliation of GAAP to Non-GAAP Financial Measures

Q3'14 Unaudited Reconciliation of Non-GAAP Measures ($K)

	Q3'13	Q2'14	Q3'14
GAAP net revenue from continuing operations	$ 52,603	$ 48,222	$ 52,121
GAAP revenue from discontinued operations	18	-	-
GAAP net revenue from continuing and discontinued operations	$ 52,621	$ 48,222	$ 52,121
AssuredUVS revenue	(18)	-	-
Long-term software contract royalties	286	203	(150)
Non-GAAP net revenue	$ 52,889	$ 48,425	$ 51,971
GAAP gross profit from continuing operations	$ 16,873	$ 16,023	$ 16,962
GAAP gross margin % from continuing operations	*32.1%*	*33.2%*	*32.5%*
GAAP gross profit (loss) from discontinued operations	18	-	-
GAAP gross profit from continuing and discontinued operations	$ 16,891	$ 16,023	$ 16,962
GAAP gross margin % from continuing and discontinued operations	*32.1%*	*33.2%*	*32.5%*
Stock-based compensation	75	95	98
Severance costs	17	2	-
Power supply component failures	(6)	-	(100)
AssuredUVS revenue	(18)	-	-
Long-term software contract royalties	286	203	(150)
Long-term software contract costs	88	117	50
Non-GAAP gross profit	$ 17,333	$ 16,440	$ 16,860
Non-GAAP gross margin %	*32.8%*	*33.9%*	*32.4%*
GAAP sales and marketing expenses from continuing operations	$ 3,512	$ 3,843	$ 3,522
GAAP contribution margin from continuing operations	$ 13,361	$ 12,180	$ 13,440
GAAP contribution margin % from continuing operations	*25.4%*	*25.3%*	*25.8%*
Stock-based compensation	(65)	(99)	(102)
Severance costs	(4)	-	-
Non-GAAP sales and marketing expenses	$ 3,443	$ 3,744	$ 3,420
Non-GAAP contribution margin	$ 13,890	$ 12,696	$ 13,440
Non-GAAP contribution margin %	*26.3%*	*26.2%*	*25.9%*

Q3'14 Unaudited Reconciliation of Non-GAAP Measures ($K)

	Q3'13	Q2'14	Q3'14
GAAP operating expenses from continuing operations	$ 14,996	$ 16,034	$ 16,874
GAAP operating expenses from discontinued operations	36	-	-
GAAP operating expenses from continuing and discontinued operations	$ 15,032	$ 16,034	$ 16,874
Currency (loss) gain	(4)	28	(116)
Stock-based compensation	(485)	(959)	(668)
AssuredUVS expenses	(35)	-	-
Long-term software contract deferred costs	(41)	-	-
Legal settlement	-	-	(1,000)
Severance costs	(8)	-	(11)
Non-GAAP operating expenses	$ 14,459	$ 15,103	$ 15,079
GAAP net income (loss) from continuing operations	$ 1,775	$ (78)	$ 40
GAAP net loss from discontinued operations	(18)	-	-
GAAP net income (loss) from continuing and discontinued operations	$ 1,757	$ (78)	$ 40
Currency loss (gain)	4	(28)	116
Stock-based compensation	560	1,054	766
Restructuring recoveries	35	-	-
Power supply component failures	(6)	-	(100)
AssuredUVS revenue	(18)	-	-
Other income	-	(17)	-
Long-term software contract royalties	286	203	(150)
Long-term software contract costs	88	117	50
Long-term software contract deferred costs	41	-	-
Legal settlement			1,000
Severance costs	25	2	11
Non-GAAP net income	$ 2,772	$ 1,253	$ 1,733

Q3'14 GAAP to Non-GAAP Server OEM Reconciliation ($K)

	Q3'13	Q2'14	Q3'14
Server OEM GAAP net revenue from continuing operations	$ 35,126	$ 27,463	$ 31,643
Long-term software contract royalties	286	203	(150)
Server OEM non-GAAP net revenue	$ 35,412	$ 27,666	$ 31,493
Server OEM GAAP gross profit from continuing operations	$ 8,963	$ 6,783	$ 8,120
Server OEM GAAP gross margin % from continuing operations	*25.5%*	*24.7%*	*25.7%*
Stock-based compensation	55	59	67
Severance costs	12	2	-
Power supply component failures	(6)	-	(100)
Long-term software contract royalties	286	203	(150)
Long-term software contract costs	88	117	50
Server OEM non-GAAP gross profit	$ 9,398	$ 7,164	$ 7,987
Server OEM non-GAAP gross margin %	*26.5%*	*25.9%*	*25.4%*
Server OEM GAAP sales and marketing expenses from continuing ops	$ 493	$ 541	$ 516
Server OEM GAAP contribution margin from continuing operations	$ 8,470	$ 6,242	$ 7,604
Server OEM GAAP contribution margin % from continuing operations	*24.1%*	*22.7%*	*24.0%*
Stock-based compensation	(14)	(21)	(18)
Severance costs	(1)	-	-
Server OEM non-GAAP sales and marketing expenses	$ 478	$ 520	$ 498
Server OEM non-GAAP contribution margin	$ 8,920	$ 6,644	$ 7,489
Server OEM non-GAAP contribution margin %	*25.2%*	*24.0%*	*23.8%*
Server OEM GAAP operating income from continuing operations	$ 8,470	$ 6,242	$ 7,604
Stock-based compensation	69	80	85
Severance costs	13	2	-
Power supply component failures	(6)	-	(100)
Long-term software contract royalties	286	203	(150)
Long-term software contract costs	88	117	50
Server OEM non-GAAP operating income	$ 8,920	$ 6,644	$ 7,489

Q3'14 GAAP to Non-GAAP Vertical Markets Reconciliation ($K)

	Q3'13	Q2'14	Q3'14
Vertical Markets GAAP net revenue from continuing operations	$ 17,477	$ 20,759	$ 20,478
GAAP Revenue from discontinued operations	18	-	-
Vertical Markets GAAP net revenue from continuing and discontinued operations	$ 17,495	$ 20,759	$ 20,478
AssuredUVS revenue	(18)	-	-
Vertical Markets non-GAAP net revenue	$ 17,477	$ 20,759	$ 20,478
Vertical Markets GAAP gross profit from continuing operations	$ 7,910	$ 9,240	$ 8,842
Vertical Markets GAAP gross margin % from continuing operations	*45.3%*	*44.5%*	*43.2%*
Vertical Markets GAAP gross profit (loss) from discontinued operations	18	-	-
Vertical Markets GAAP gross profit from continuing and discontinued operations	$ 7,928	$ 9,240	$ 8,842
Vertical Markets GAAP gross margin % from continuing and discontinued operations	*45.3%*	*44.5%*	*43.2%*
Stock-based compensation	20	36	31
Severance costs	5	-	-
AssuredUVS revenue	(18)	-	-
Vertical Markets non-GAAP gross profit	$ 7,935	$ 9,276	$ 8,873
Vertical Markets non-GAAP gross margin %	*45.4%*	*44.7%*	*43.3%*
Vertical Markets GAAP sales and marketing expenses from continuing operations	$ 2,377	$ 2,478	$ 2,593
Vertical Markets GAAP contribution margin from continuing operations	$ 5,533	$ 6,762	$ 6,249
Vertical Markets GAAP contribution margin % from continuing operations	*31.7%*	*32.6%*	*30.5%*
Stock-based compensation	(29)	(45)	(51)
Severance costs	(2)	-	-
Vertical Markets non-GAAP sales and marketing expenses	$ 2,346	$ 2,433	$ 2,542
Vertical Markets non-GAAP contribution margin	$ 5,589	$ 6,843	$ 6,331
Vertical Markets non-GAAP contribution margin %	*32.0%*	*33.0%*	*30.9%*
Vertical Markets GAAP operating income from continuing operations	$ 5,533	$ 6,762	$ 6,249
Vertical Markets GAAP operating loss from discontinued operations	18	-	-
Vertical Markets GAAP operating income from continuing and discontinued operations	$ 5,551	$ 6,762	$ 6,249
Stock-based compensation	49	81	82
Severance costs	7	-	-
AssuredUVS revenue	(18)	-	-
Vertical Markets non-GAAP operating income	$ 5,589	$ 6,843	$ 6,331

Q3'14 GAAP to Non-GAAP Corporate Segment Reconciliation ($K)

	Q3'13	Q2'14	Q3'14
Corporate GAAP sales and marketing expenses from continuing operations	$ 642	$ 824	$ 413
Corporate GAAP contribution margin from continuing operations	$ (642)	$ (824)	$ (413)
Stock-based compensation	(22)	(33)	(33)
Severance costs	(1)	-	-
Corporate non-GAAP sales and marketing expenses	$ 619	$ 791	$ 380
Corporate non-GAAP contribution margin	$ (619)	$ (791)	$ (380)
Corporate GAAP research and development expenses from continuing operations	$ 8,972	$ 9,340	$ 9,516
Stock-based compensation	(340)	(347)	(341)
Long-term software contract deferred costs	(41)	-	-
Severance costs	-	-	(11)
Corporate non-GAAP Research and development expenses	$ 8,591	$ 8,993	$ 9,164
Corporate GAAP general and administrative expenses from continuing operations	$ 2,512	$ 2,851	$ 3,836
Corporate GAAP general and administrative expenses from discontinued operations	36	-	-
Corporate GAAP general and administrative expenses from continuing and discontinued operations	$ 2,548	$ 2,851	$ 3,836
Currency (loss) gain	(4)	28	(116)
Stock-based compensation	(80)	(513)	(225)
AssuredUVS expenses	(35)	-	-
Legal settlement	-	-	(1,000)
Severance costs	(4)	-	-
Corporate non-GAAP general and administrative expenses	$ 2,425	$ 2,366	$ 2,495
Corporate GAAP operating loss from continuing operations	$ (12,126)	$ (13,015)	$ (13,765)
Corporate GAAP operating loss from discontinued operations	(36)	-	-
Corporate GAAP operating loss from continuing and discontinued operations	$ (12,162)	$ (13,015)	$ (13,765)
Currency loss (gain)	4	(28)	116
Stock-based compensation	442	893	599
AssuredUVS expenses	35	-	-
Long-term software contract deferred costs	41	-	-
Legal settlement	-	-	1,000
Severance costs	5	-	11
Corporate non-GAAP operating loss	$ (11,635)	$ (12,150)	$ (12,039)

Trailing 12 Months GAAP to Non-GAAP Net Revenue Reconciliation ($K)

	Q4'12 – Q3' 13	Q4'13 – Q3'14
Total GAAP net revenue from continuing operations	$ 191,785	$ 207,349
GAAP revenue from discontinued operations	168	10
Total GAAP net revenue from continuing and discontinued operations	$ 191,953	$ 207,359
AssuredUVS revenue	(168)	(10)
Long-term software contract royalties	3,378	1,648
Total non-GAAP net revenue	$ 195,163	$ 208,997
Server OEM GAAP net revenue from continuing operations	$ 127,267	$ 124,849
Long-term software contract royalties	3,378	1,648
Server OEM non-GAAP net revenue	$ 130,645	$ 126,497
Vertical Markets GAAP net revenue from continuing operations	$ 64,518	$ 82,500
GAAP revenue from discontinued operations	168	10
Vertical Markets GAAP net revenue from continuing and discontinued operations	$ 64,686	$ 82,510
AssuredUVS revenue	(168)	(10)
Vertical Markets non-GAAP net revenue	$ 64,518	$ 82,500